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TABLE OF CONTENTS

PROSPECTUS

KMG CHEMICALS, INC.
DIRECT STOCK PURCHASE PLAN

        KMG Chemicals, Inc. (the "Company" or "KMGB"), as a service to registered holders of its common stock, customers, employees and other investors, hereby offers a Direct Stock Purchase Plan (the "Plan"). The Plan is designed to provide investors with a convenient and economical way to purchase shares of the Company's common stock. No service fee or brokerage commissions will be charged to participants for purchases made under the Plan.

        Participants in the Plan may:

  •
  Invest in common stock of the Company at current market prices by making voluntary cash payments (the "Voluntary Cash Payments") of at least $25 up to a maximum of $100,000 each calendar year.
  •
  Deposit existing share certificates for safekeeping.
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  Make monthly investments automatically or as a one-time event by electronic funds transfer from your bank account.
  •
  Automatically reinvest dividends.
  •
  Use the Plan to provide gifts of the Company's common stock to anyone you choose.
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  Sell KMGB shares directly through the Plan without having to issue a certificate or arranging the sale through a broker.
  •
  First time buyers can purchase shares directly through the Plan.

        Securities Transfer Corporation is administrator of the Plan and acts as agent for participants ("Agent"). As Agent it will use Voluntary Cash Payments received from participants to acquire shares of common stock for the account of participants through the Plan. Individuals who are not shareholders may make initial investments of at least $200 and not more than $100,000 ("Initial Investments") and the Agent will purchase shares of common stock through the Plan at current market prices. The Agent will purchase shares on the open market.

        The Company's common stock is presently traded on the NASDAQ Small Cap Market.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is February 1, 2002

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), and in accordance therewith files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"), which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Room 1024, Washington, D.C. 20549, and at the following regional office of the Commission. Chicago Office (Northwestern Atrium Center, 500 W Madison St., Suite 1400, Chicago, Illinois 60621-2511). Copies of such materials also can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, NW, Room 1024, Washington, D.C. 20549, at prescribed rates.

        The Company's securities are listed on the NASDAQ under the symbol: KMGB, and reports, proxy statements and other information concerning the Company can be inspected at www.sec.gov or the Company's web page at www.kmgchemicals.com or requested by calling 1-713-988-9252.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents, which have heretofore been filed by the Company with the Commission pursuant to the Exchange Act, are incorporated herein by reference and are deemed to be a part hereof:

        (a)  All periodic reports required by the Securities and Exchange Act of 1934 and filed by the Company with the Securities and Exchange Commission to date including but not limited to any Form 10K covering previous fiscal years.

        (b)  A description of the capital stock of the Company contained in the Form 10SB12G filed pursuant to Section 12G of the Securities and Exchange Act of 1934.

        The Company will provide without charge to each person to whom this Prospectus is delivered, upon the written or oral request of any such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents). Such requests should be directed to: KMG Chemicals, Inc., 10611 Harwin Drive, Suite 402, Houston, TX 77036, Attention: DSPP.

        The Company makes this Prospectus available to investors in an electronic form at www.kmgchemicals.com. The Company will promptly provide without charge to each person to whom this Prospectus is delivered electronically, or to his or her representative, upon the written or oral request of any such person, a paper copy of this Prospectus. Requests for paper copies should be directed to: KMG Chemicals, Inc., 10611 Harwin Drive, Suite 402, Houston, TX 77036 Attention: DSPP.

THE COMPANY

        KMG Chemicals, Inc., (KMGB) is the issuer of the common stock referred to herein. The Company's principal executive office is located at 10611 Harwin Drive, Suite 402, Houston, TX 77036 and its telephone number is (713) 988-9252.

        The company produces and distributes mature, specialty chemicals to carefully focused global markets. The company grows by acquiring and optimizing stable chemical product lines and businesses with established production processes. Its current operations are focused on wood treatment and agricultural chemical markets.

THE PLAN

        The Plan allows participants to purchase the company's common stock through Voluntary Cash Payments of at least $25 and not more than $100,000 per calendar year and Initial Investments for first time buyers of at least $200 and not more than $100,000.

        There is no discount applicable to shares purchased with Voluntary Cash Payments or Initial Investments. Such shares are purchased at current market prices. No more than $100,000 of Voluntary Cash Payments may be made by a participant during each calendar year and a non-shareholder may not make an Initial Investment of more than $100,000. However, after an Initial Investment is made, a participant is allowed to make Voluntary Cash Payments up to $100,000 during the next calendar year.

        The common stock being offered hereby is offered pursuant to a direct stock purchase plan, the terms of which provide for the purchase by the Agent of shares of common stock on the open market. KMGB pays all fees, commissions and expenses incurred in connection with the Plan except as stated elsewhere in this prospectus.

FREQUENTLY ASKED QUESTIONS AND ANSWERS
FOR KMGB DIRECT STOCK PURCHASE PLAN

Purpose and Advantage

        1.    What is the purpose of the Plan?

        The purpose of the Plan is to provide to Company shareholders, customers and other investors a simple, convenient and economical way to accumulate and increase their investment in common stock.

        2.    What are some of the advantages of the Plan?

        —Participants in the Plan may purchase additional shares of common stock at 100% of market price by making Voluntary Cash Payments of at least $25 up to $100,000 per calendar year. Voluntary Cash Payments may be made by check, money order or electronic funds transfer from a pre-designated U.S. checking or savings account.

        —Persons who are not already shareholders may purchase the Company's common stock at 100% of market price and become a participant in the Plan by making an Initial Investment of at least $200 and not more than $100,000.

        —All shares of common stock are purchased under the Plan without charge to Plan participants or any service fees or brokerage commissions. Once purchased the value of the common stock for each participant will rise and fall as the market for our common stock rises and falls on the stock exchange where it is listed. Neither the Company nor the Administrator guarantees any value for your shares in the program.

        —The Plan offers a "safekeeping" service whereby shareholders of record may deposit their common stock certificates with the Agent and have their ownership of such common stock maintained on the Agent's records as part of their Plan account.

        —Participants may direct the Agent to transfer, at any time, all or a portion of the participant's shares held under the Plan to another person. (Gift certificates are available from the Agent)

        —Statements of account are mailed to participants after any investment activity in the participant's account.

        —Participants may sell all or a portion of their shares through the plan without having to issue a certificate or arranging the sale through a broker.

Disadvantages of the Plan

        3.    What are some of the disadvantages of the Plan?

        Participants must bear the market risk associated with the common stock. Also, participants have no control over the price at which the common stock is purchased or sold for their accounts.

Administration

        4.    Who administers the Plan?

        Securities Transfer Corporation administers the Plan, purchases and holds shares of common stock acquired under the Plan, maintains records, and sends statements of account activity to participants. All Enrollment Authorization Forms (as described in Question No. 7), Voluntary Cash Payments, Initial Investments, notices of withdrawal and all other matters and communications related to the Plan should be addressed to:

KMG Chemicals, Inc.
c/o Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034

Please provide your Plan account number and/or Social Security number in all correspondence.

        Participants may also telephone the Agent by calling 1-469-633-0101, 8:00 a.m.-5:00 p.m. CST or may call KMGB at 1-713-988-9252, 8:00 a.m.-5:00 p.m. CST.

Participation

        5.    Who is eligible to participate in the Plan?

        Any person or entity, whether or not a holder of record of common stock, is eligible to join the Plan, provided that (a) such person or entity fulfills the prerequisites for participation described below under "Enrollment Procedures", and (b) in the case of citizens or residents of a country other than the United States, its territories, and possessions, participation would not violate local laws applicable to the Company or the participant.

        Employees are eligible to participate and may join the Plan by making an Initial Investment. Company employees should contact the Payroll Department to learn how to participate through the company's payroll deduction plan.

Enrollment Procedures

        6.    How does a person participate in the Plan?

        (a)  Shareholders of record—After being furnished a copy of the Prospectus, record holders of common stock may join the Plan by completing and signing an enrollment authorization form (the "Enrollment Authorization Form") and returning it to the Agent. (See Question No. 7.)

        (b)  Persons not presently owners of shares of common stock—After being furnished a copy of the Plan Prospectus, a person not presently owning common stock may enroll in the Plan by completing and returning to the Agent an Initial Investment Form, and making an Initial Investment in the form of a check or money order in an amount not less than $200 or more than $100,000. (See Questions No. 7 and 14.)

        7.    What do the Enrollment Authorization Form and the Initial Investment Form provide?

        The Enrollment Authorization Form provides for the purchase of additional shares of common stock of the Company by a shareholder of record.

        The Initial Investment Form allows a person who is not a shareholder of record to purchase common stock with a minimum $200 payment up to a maximum of $100,000 and thereby become a participant in the Plan. The form contains the required certification as to backup withholding.

        "Reinvestment of Dividends"—The agent will apply all cash dividends on all shares registered in a participant's name, together with any Voluntary Cash Payments towards the purchase of additional shares of common stock.

        8.    When may a person join the Plan?

        Shareholders of record may join the Plan at any time by completing an Enrollment Authorization Form and mailing it to the Agent. Non-shareholders may enroll in the Plan at any time by making an Initial Investment; provided, however, that any payment received as an Initial Investment without a properly completed Initial Investment Form will be returned and no action will be taken. Once in the Plan, such participant will remain a participant until he or she discontinues participation.

Purchases and Price of Shares

        9.    What is the source of common stock purchased under the Plan?

        Shares of common stock will be purchased on the open market.

        10.  When will shares be purchased under the Plan?

        Purchases on the open market will begin on the Investment Date and will be completed no later than 30 days from such date except where completion at a later date is necessary or advisable under any applicable federal securities laws. Such purchases may be made on the NASDAQ Small Cap Market or any other securities exchange where such shares are traded, or by negotiated transactions and may be subject to such terms with respect to price, delivery and other terms as the Agent may agree. Neither the Company nor any participant shall have any authority or power to direct the time or price at which shares may be purchased. When shares are purchased on the open market, participants become owners of shares as of the date of settlement and the reports sent to participants will reflect such settlement date. Participant's contributions to the Plan, until the common stock is purchased on the next Investment Date, will be held by the Agent and will not accrue interest to the benefit of participants. (See Question No. 17)

        There are at least four (4) Investment Dates each month. The Investment Dates will be the first business day of each week. If, however, an Investment Date falls on a date on which the NASDAQ Small Cap Market is closed, the first succeeding day on which the NASDAQ Small Cap Market is open will be the Investment Date. Investments may be made as often as daily depending on volume, or other factors as determined by the Agent.

        11.  What will be the price to the participant of shares purchased under the Plan?

        Purchases of stock made with Voluntary Cash Payments, Initial Investments and dividends will be made at 100% of the average price. THE AVERAGE PRICE WILL BE THE WEIGHTED AVERAGE PURCHASE PRICE OF ALL THE SHARES PURCHASED FOR THE RELEVANT INVESTMENT DATE.

        12.  How many shares of common stock will be purchased for participants?

        The number of shares to be purchased depends on the amount of the participant's dividends, if any, and any Voluntary Cash Payments or Initial Investments received by the Agent. Each participant's account will be credited with the number of shares, including fractions computed to three decimal places, equal to the total amount invested divided by the purchase price. There is no maximum number of shares of common stock, which can be purchased with reinvested dividends.

Voluntary Cash Payments and Initial Investments

        13.  How does the Voluntary Cash Payment feature of the Plan work?

        All eligible shareholders of record who submit a signed Enrollment Authorization Form and new investors submitting an Initial Investment Form are eligible to make Voluntary Cash Payments at any time. Payments may be made by check, money order or electronic funds transfer or may be deducted automatically on a monthly basis from a financial institution account. (See Question No. 21) All such payments must be payable to Securities Transfer Corporation/KMG Chemicals, Inc. in U.S. dollars. Checks drawn against non-U.S. banks must have U.S. currency imprinted on the check. The Agent will not accept third party checks. The Agent will apply any Voluntary Cash Payment or Initial Investment received from a participant to the purchase of common stock for the account of the participant as soon as practicable beginning on the Investment Date.

        In the event that any check is returned unpaid for any reason, the Agent will consider the request for investment of such money null and void and shall immediately remove from the participant's account shares, if any, purchased upon the prior credit of such money. The Agent shall thereupon be entitled to sell those shares to satisfy any uncollected amounts. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Agent shall be entitled to sell such additional shares from the participant's account to satisfy the uncollected balance.

        Brokers and nominees participating on behalf of beneficial owners may utilize only the dividend reinvestment feature of the Plan, and cannot utilize the Voluntary Cash Payment provision of the Plan Therefore, if shares of common stock are held by a broker or nominee and the owner of such shares wishes to participate in the Voluntary Cash Payment feature of the Plan, such owner must become a shareholder of record by having all or part of such shares transferred to such owner's name or make an Initial Investment and become a participant in the Plan.

        14.  How are Initial Investments made?

        Initial Investments must be at least $200 and not more than $100,000 (U.S.), in the form of a check, money order or electronic funds transfer, and must be accompanied with the completed Initial Investment Form and returned to the Agent at the address listed on the form.

        15.  When will Voluntary Cash Payments and Initial Investments received by the Agent be invested?

        Voluntary Cash Payments and Initial Investments received by the Agent no later than 12:00 noon on the business day preceding an Investment Date will be held by the Agent and invested beginning on the next Investment Date following receipt of funds by the Agent. Upon a participant's written request received by the Agent at least two business days prior to the applicable Investment Date, a Voluntary Cash Payment or Initial Investment will be returned to the participant. However, no refund of a check or money order will be made until the funds have been actually received by the Agent.

Expenses and Costs

        16.  What are the costs to participants in the Plan?

        For Plan participants there are no brokers' commissions and any fees or service charges connected with stock purchases. The Company pays these costs, along with any costs for administration of the Plan. (See Question No. 20) There is a fee to participants for selling their shares through the Plan. (See Question No. 25)

Reports to Participants

        17.  What reports will be sent to participants in the Plan?

        Each participant, for each contribution to the Plan will receive a statement of account showing amounts invested with Voluntary Cash Payments or Initial Investments, giving the purchase price, shares purchased and other information resulting from their investment activity. Each statement contains a form which can be used to deposit shares for safekeeping, make voluntary Cash Payments or withdraw shares from the Plan. Annually you will receive a year-to-date summary statement, which will reflect all transactions, which have occurred in your account. Please retain your statement for income tax purposes. There is a Transaction Request Form attached to the bottom of your statement, which should be used for all transaction requests. Using this form will ensure the accuracy and timely processing of your request. In addition, each participant will receive copies of the same communications sent to every other holder of common stock, including the Annual Report to Shareholders, and the Notice of Annual Meeting and Proxy Statement. Each participant will also receive annually Internal Revenue information on Form 1099-DIV for reporting any dividend income received.

Stock Certificates and Safekeeping

        18.  What is the Safekeeping feature of the Plan and how does it work?

        At the time of enrollment in the Plan, or at any later time, participants may use the Plan's Safekeeping service to deposit with the Agent common stock registered in the name of the participant. Shares deposited will be transferred into the name of the Agent or its nominee and credited to the participant's account under the Plan. Thereafter, such shares will be treated in the same manner as shares purchased through the Plan. Beneficial owners of shares of common stock of KMGB registered in the name of someone else (for example a bank or broker) may participate in the Plan by transferring some or all of those shares to the Agent for their account. Should a participant wish to do so, participant must complete a Broker Transfer Form and return it to the Agent, who upon receipt of the properly completed form, will arrange for the transfer of the specified shares by the participant into the name of the Agent or its nominee for credit to the participant's account under the Plan.

        By using the Plan's Safekeeping service, participants no longer bear the risk associated with loss, theft or destruction of stock certificates. Also, because shares deposited with the Agent are treated in the same manner as shares purchased through the Plan, they may be transferred or sold through the Plan in a convenient and efficient manner. Dividends paid on shares deposited for Safekeeping will be reinvested.

        Participants who wish to deposit their common stock certificates with the Agent should consider sending them to the Agent by registered mail, first class mail, or certified mail, return receipt requested to the following address, since the participant bears the risk of replacement costs if the certificates are lost in transit:

KMG Chemicals, Inc.
c/o Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034

Certificates sent by overnight delivery service should be addressed to:

KMG Chemicals, Inc.
c/o Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, TX 75034
469-633-0101

The stock certificates should not be endorsed.

        19.  What happens to shares purchased under the Plan?

        Shares purchased under the Plan will be automatically held by the Agent in its name or the name of its nominee. The number of shares (including fractional interests) held for each participant will be shown on each statement of account. Participants may obtain a certificate for all or some of the whole shares of common stock held in their Plan accounts upon written request to the Agent. Any remaining shares will continue to be held by the Agent. Please utilize the transaction request form attached to the bottom of your statement. This will help expedite your request.

Automatic Monthly Investment

        20.  What is the Automatic Monthly Investment feature of the Plan and how does it work?

        Participants may make Voluntary Cash Payments by means of an Automatic Monthly Investment of not less than $25 nor more than a total of $100,000 during a calendar year by electronic funds transfer from a pre-designated U.S. account.

        If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, they must complete and sign an Automatic Monthly Investment Form and return it to the Agent together with a voided blank check (for a checking account) or deposit slip (for a savings account) for the account from which funds are to be drawn. Automatic Monthly Investment Forms may be obtained from the Agent. Forms will be processed and will become effective as promptly as practicable.

        If a non-shareholder wishes to establish a Plan account by means of an Initial Investment, he or she may also initiate Automatic Monthly Investments by completing the appropriate section of the Initial Investment Form.

        Once Automatic Monthly Investment is initiated, funds will be drawn from the participant's designated account on the business day preceding the second weekly investment of the month and will be invested in common stock beginning on that Investment Date.

        Participants may change the amount of their Automatic Monthly Investment by completing and submitting to the Agent a new Automatic Monthly Investment Form. To be effective with respect to a particular Investment Date, however, the new Automatic Monthly Investment Form must be received by the Agent by the 25th day of the month proceeding such Investment Date. Participants may terminate their Automatic Monthly Investment by notifying the Agent in writing.

Transfer of Shares

        21.  May a participant assign or transfer all or a part of his or her shares held under the Plan to another person?

        Yes. If a participant wishes to change the ownership of all or part of his or her shares held under the Plan through gift, private sale or otherwise, the participant may effect the transfer by mailing to the Agent a properly completed and executed Stock Power Assignment Separate from Certificate Form ("Stock Power") or Gift Transfer Form. Transfers of a participant's shares may be made in whole and/or fractional share amounts; provided, however, that with respect to any transfer, which establishes a new Plan account, at least one whole share must be transferred. Requests for transfer are subject to the same requirements as for the transfer of common stock certificates, including the requirement of a Medallion signature guarantee. Stock Powers and Gift Transfer Forms are available upon request from the Agent. The new account will be coded for full Dividend Reinvestment.

        22.  If Plan shares are transferred to another person, will the Agent issue a stock certificate to the transferee?

        If the participant so requests, a stock certificate(s) will be issued to the transferee for a Twenty Dollar ($20.00) fee to be charged to and/or liquidated against participant's Plan account, or paid by participant, at the discretion of the Agent. Otherwise, shares transferred will continue to be held by the Agent under the Plan. An account will be opened in the name of the transferee, if he or she is not already a participant, and such transferee will automatically be enrolled in the Plan.

        23.  How will a transferee be advised of his or her stock ownership?

        The transferee will receive a statement showing the number of shares transferred to and held in the transferee's Plan account. At the transferor's request a gift certificate evidencing the transfer will be sent to the transferee.

Tax Consequences

        24.  What are the federal income tax consequences of participation in the Plan?

        Reinvested Dividends.    When the Agent purchases common stock for a participant's account on the open market with reinvested dividends, a participant must include in gross income a dividend equal to the actual purchase price to the Agent of the shares plus that portion of any brokerage commissions paid by the Agent or reinvestment of dividend fee which are attributable to the purchase of the participant's shares. The participant's basis in Plan shares held for his or her account will be equal to their purchase price plus allocable brokerage commissions or reinvestment of dividend fees charged KMGB by the agent. (See Question No. 11)

        Voluntary Cash Payments and Initial Investments.    In the case of the shares purchased on the open market with Voluntary Cash Payments or Initial Investments, shareholders will have included in gross income an amount equal to any brokerage commissions or stock purchase fees paid by the Company. The participant's basis in the shares acquired with Voluntary Cash Payments or Initial Investments will be the cost of the shares to the Agent plus an allocable share of any brokerage commissions or stock purchase fees paid by the Company.

        Additional Information.    The holding period for shares purchased under the Plan will begin the day after the date the shares are acquired. A participant will not realize any taxable income when he or she receives certificates for whole shares credited to his or her account under the Plan, either upon a request for such certificates or upon withdrawal from or termination of the Plan. However, the participant who receives, upon withdrawal from or termination of the Plan, a cash payment for the sale of Plan shares held for such participant's account or for a fractional share then held in his or her account will realize gain or loss measured by the difference between the amount of the cash received and the participant's basis in such shares or fractional share. Such gain or loss will be capital in character if such shares or fractional shares are a capital asset in the hands of the participant. For further information as to the tax consequences to participants in the Plan, participants should consult with their own tax advisors.

        THE ABOVE DESCRIBED INFORMATION SHOULD NOT BE CONSTRUED AS TAX ADVICE. ALL POTENTIAL PARTICIPANTS SHOULD CONTACT THEIR TAX ADVISOR PRIOR TO MAKING AN INVESTMENT IN THE PLAN.

Termination of Participation

        25.  How and when may a participant terminate participation in the Plan?

        A participant may terminate participation in the Plan any time by notice in writing to the Agent. As soon as practicable following termination, the Agent will send the participant a certificate for the whole shares in the participant's Plan account. If the participant so requests, the Agent will sell all or a portion of such shares and remit to the participant the proceeds of the sale, less the prorated portion of brokerage commissions but not more than Twenty Five Dollars ($25.00), and a administrative fee of Twenty Five Dollars ($25.00). Any Voluntary Cash Payment which had been sent to the Agent prior to the request to terminate will also be invested unless return of the amount is expressly requested in the request for termination and such request is received at least two business days prior to the relevant Investment Date. In every case of termination, the participant's interest in a fractional share will be paid in cash based on the then current market price of Company common stock as reported on the NASDAQ (less commissions and fees, as described above plus a Five Dollar ($5.00) fractional check fee). The Agent, at its discretion, may terminate any account that contains only a fraction of a share by paying the account holder the dollar value of such fractional share (less commissions and fees; as described above). After termination, dividends on shares held in certificated form will be paid to the shareholder in cash or deposited electronically into the shareholder's bank account, if requested, unless and until the shareholder rejoins the Plan, which he or she may do at any time by requesting an Enrollment Authorization Form from the Agent. Please utilize the transaction request form attached to the bottom of your statement. This will help expedite your request.

        A participant may request that the Agent sell some, but not all, of the shares in a Plan account, and remit the proceeds (less commissions and fees, as described above) to the participant as soon as possible.

Miscellaneous

        26.  What happens if the Company has a rights offering?

        In the case of a common stock rights offering, Plan participants will receive rights based upon whole shares of common stock registered in their names as of the record date for any such rights offered, and whole shares credited to their accounts under the Plan as of the record date.

        27.  What happens if the Company issues a stock dividend or declares a stock split?

        All stock dividend or split shares of common stock distributed by the Company will be added to the participant's account unless the participant instructs the Agent otherwise at least five (5) days prior to the stock dividend or stock split payment date. The Agent will issue a certificate(s) for any split shares or stock dividend credited to a participant's account upon written request to the Agent. Transaction processing may be curtailed or suspended until the completion of any Stock Dividend, Stock Split or Corporate Action.

        28.  How will a participant's shares be voted at shareholders' meetings?

        Full and fractional shares held in the Plan for a participant will be voted as the shareholder directs. A participant will receive a proxy card showing the total number of shares he or she holds, both those registered in the participant's name and those the participant holds through the Plan.

        29.  May the Plan be modified or discontinued?

        The Company reserves the right to suspend, modify or terminate the Plan at any time. All shareholders, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant modification of the Plan. The Company may, at some future time, qualify to register a certain number of its common stock shares under the Securities Act of 1933 with the SEC utilizing Form S3. Should the Company qualify and successfully register certain common stock shares with the SEC then it will also have the option to sell such registered shares to participants under the terms of the Plan. If the Plan is terminated, shares held in the participant's account will be distributed as described in Question No. 26.

        30.  Who interprets and regulates the Plan?

        The Company reserves the right to interpret and regulate the Plan, as deemed desirable or necessary, in connection with its operation. Additionally, each of the Company and the Agent reserves the right to terminate enrollment of any participant who participates in the Plan in a manner abusive of the purpose and intent of the Plan as determined by the Company or in a manner deemed by the Company not to be in the best interest of shareholders generally.

        31.  What are the responsibilities of the Company and the Agent under the Plan?

        Neither the Company nor the Agent will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant's account upon such participant's death, the prices at which shares are purchased or sold for a participant's account, the times when purchases or sales are made, or fluctuations in the market value of common stock.

However, nothing contained in this provision affects a shareholder's right to bring a cause of action based on alleged violations of federal securities laws.

        32.  Does participation in the Plan involve any risk?

        The risk to participants is the same as with any other investment in common stock of the Company. A participant may lose an advantage otherwise available from being able to select more specifically the timing of investment or sale of shares. Participants must recognize that neither the Company nor the Agent can assure a profit or protect against a loss on the shares purchased under the Plan.

INDEMNIFICATION

        The Texas Business Corporation Act permits, and in some cases requires, corporations to indemnify directors and officers who are or have been a party or are threatened to be made a party to litigation against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses under certain circumstances. The Company's Articles of Incorporation and the Company's Bylaws provide for indemnification of judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses and the advance payment or reimbursement of such reasonable expenses to directors and officers to the fullest extent permitted by law.

        The Texas Business Corporation Act also allows corporations, with the approval of their shareholders, to limit the liability of directors under certain circumstances. The Company's Articles of Incorporation provides for such limitation of liability to the fullest extent permitted by law.

        The Company maintains an officers' and directors' liability insurance policy insuring officers and directors against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The effect of such policy is to indemnify such officers and directors of the Company against losses incurred by them while acting in such capacities.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant, pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such act and is therefore unenforceable.

        No person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by KMG Chemicals, Inc. Neither the delivery of this Prospectus, nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of KMG Chemicals, Inc. since the date hereof. This Prospectus does not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

KMG CHEMICALS, INC.

DIRECT STOCK PURCHASE PLAN

PROSPECTUS